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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-21483

Veracity Funds

(Exact name of registrant as specified in charter)

401 West Main Street, Suite 2100 Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Wade R. Bridge, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (502) 379-6980

Date of fiscal year end:         February 28, 2010

Date of reporting period:        February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Veracity Funds Veracity Small Cap Value Fund Annual Report February 28, 2010
Investment Advisor Integrity Asset Management, LLC 401 West Main Street, Suite 2100 Louisville, Kentucky 40202	Administrator Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-866-896-9292

INTEGRITY ASSET MANAGEMENT, LLC

April 23, 2010

Dear Fellow Shareholders,

“What a long, strange trip it’s been” – The Grateful Dead

We’ve never been a huge Grateful Dead fan, but looking back over the year, you can’t help but think of this lyric.  While 2008 was a year of disaster, 2009 was a year of extremes.  2009 began where 2008 left off.  The market was in free fall and the economy was headed for the next great depression.  The Russell 2000 Value index bottomed on 3/5/09 at 469.32, down 63% from its 6/4/07 peak of 1,276.63.  It ended the year at 877.54, up 87% from the low.

In last year’s letter we commented that we were “flirting with disaster.”  We believed the most important decision an investor needed to make at the time was whether we were “just flirting or [were] we headed for a serious relationship?”  We believed the easy thing to do at the time was to be negative because there was a lot of support for that view in the media and in the economic data.  However, we felt that was the wrong trade to make.  In our opinion, the risk was more than adequately reflected in the market, while any hope of an improving economic situation was barely more than a cheap option in a stock’s price.  As our pricing discipline tells us, we chose to go where we saw the best risk reward. We removed our conservative positioning.  We achieved this by adding a larger number of more aggressive companies in smaller weights.  We believed this would position us for the revaluation opportunity in the market without taking on a lot of company-specific risk.

We are pleased to report that our positioning paid off for our shareholders.  The Veracity Small Cap Value Fund (the “Fund”) Class R returned 76.8%, versus the Russell 2000 Value Index (the “Benchmark”) return of 65.9% for the year ended February 28, 2010.  In addition to our relative outperformance, the Fund also experienced solid absolute returns.  Much of the out performance is attributable to removing our conservative overweight and adding cheaper, more aggressive companies to the portfolio.  From a sector standpoint, Producer Durables and Consumer Discretionary were the two largest contributors to relative performance, adding over 500bps and 200bps, respectively.  Our investments in Producer Durables increased over 150% for the year while our holdings in the Consumer Discretionary sector returned almost 140%.  These two sectors, in addition to Technology (up almost 115%) were the poster children for the types of companies we were adding to the portfolio.  They were cyclical businesses which were priced as if the next great depression were a sure thing.  Some stellar performers included Veeco Instruments (VECO), a semi conductor equipment company up 700%, Jones Apparel Group (JNY), a clothing company up over 500% and Fairchild Semiconductor (FCS) up almost 200%.

Cash was our biggest detractor for the year, costing us over 200bps in performance.  Our cash levels were not large, but the strong market severely punished any cash that was held.  Outside of cash, Health Care and Consumer Staples, two conservative sectors, caused minor pain costing us less than 50 bps each of relative performance.  On an individual stock basis, negative performance came from more cautious names in the Fund that didn’t keep up with the overall market.  Two examples include: Northwest Natural Gas (NWN) and Vectren (VVC), both utilities which were up 11% and 18%, respectively.

Indeed, what a long strange trip it has been this year.  We have gone from the brink of financial disaster and depression in the beginning of the year to a market rally leaving people asking “have we come too far too fast” by the end.

As the song says, “sometimes the light’s all shinin’ on me, other times I can barely see.”  Looking ahead leaves more questions than answers.  The “consensus” opinion expects a strong market in the first half of the year as the economy recovers, followed by a sell-off in the second half of the year as macro headwinds take their toll.  There are plenty of headwinds to go around: stimulus runoff, the fed raising rates, the end of MBS purchases, and the end of the homebuyer tax credit.  In addition, the country faces rising tax burdens, a ballooning deficit, and increased government regulation.  And the list goes on.

What is intriguing is that everyone knows about these headwinds.  Our guess is that this is not the first time you’ve heard about these issues.  If it is, sorry to bring you down!  Any student of the market would ask the question – “if the market really is expected to sell off in the second half of the year, why would anyone buy today?”  If this really is the consensus AND the market is a discounting mechanism, then these concerns should be reasonably reflected in current prices.

The market still looks attractive to us at current levels.  We continue to believe that sentiment is, at best, cautiously bullish.  The individual investor has shunned this rally, unlike 2003 when inflows were positive.  Earnings should also be strong this quarter (Q2 2010), and revenue comparisons are getting easier.  The last point is the most important.  We think too much emphasis is being placed on the macro factors.  Big picture issues have dominated the market’s mind share for the last 18 months and rightfully so.  We think we’re coming to an end of its dominance and entering a period where individual company performance and valuation will matter.  In short, we think we are heading back to a more normal market environment.  We agree that the macro factors are important.  We just think the trade is crowded, and that we will have a better chance generating alpha by returning to the roots of our philosophy and process – looking for undervalued stocks with catalysts.

This back-to-basics approach is a change from the last 15 months when we focused more on macro inputs and factors, reducing company-specific risk and positioning us for a revaluation in the market.  That trade worked, and we think the risk/reward no longer favors that positioning.  The market is, again, rewarding company specific risk, and we are re-positioning the portfolio to benefit.   We have begun bringing the number of

holdings back in line with our historical range (i.e. 100 to 150 holdings), using the earnings period as a catalyst to make decisions on the smaller positions we hold.

From a sector basis, we don’t foresee any large deviations from current positioning, with the possible exception of Financials where we are a little more underweight the Benchmark than we would like.  From a characteristic basis, we will continue to look for value, but will no longer be focusing exclusively on the cheaper, controversial and smaller names as we did over the last 15 months.

In summary, we are concerned about the macro headwinds.  However, we also believe there is a lot of positive fundamental momentum that is not being reflected in stocks.  We will be getting back to the basics of buying undervalued stocks with catalysts to try to capture the alpha opportunity that we see there.

Thank you for the trust you have placed in us.

Sincerely,

Daniel G. Bandi	Matthew G. Bevin
Chief Investment Officer	President – Veracity Funds
Vice President – Veracity Funds

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month-end, are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Veracity Small Cap Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

VERACITY SMALL CAP VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in the Veracity Small Cap Value Fund (a)
 and the Russell 2000 Value Index

$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
3/2004
8/2004
2/2005
8/2005
2/2006
8/2006
2/2007
8/2007
2/2008
8/2008
2/2009
8/2009
2/2010
$12,829
$11,645
Average Annual Total Returns (b)
(for periods ended February 28, 2010)
1 Year
5 Years
Since Inception (c)
Class R 76.80% 2.22% 4.30%
Class I 77.33% - 2.25%
Past performance is not predictive of future performance.
Veracity Small Cap Value Fund - Class R
Russell 2000 Value Index

(a)	The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares to the extent the Classes do not have the same expenses or inception dates.

(b)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Initial public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

Veracity Small Cap Value Fund Sector Diversification (% of Net Assets) As of February 28, 2010 (Unaudited)

Top Ten Equity Holdings
As of February 28, 2010 (Unaudited)

Company	Primary Business	Sector Classification	% of Net Assets
World Acceptance Corp.	Consumer Finance	Financials	1.5%
Whitney Holding Corp.	Commercial Banks	Financials	1.3%
Key Energy Services, Inc.	Energy Equipment & Services	Energy	1.3%
First Financial Bancorp	Commercial Banks	Financials	1.2%
Fairchild Semiconductor International, Inc.	Semiconductors & Semiconductor Equipment	Information Technology	1.2%
Rockwood Holdings, Inc.	Chemicals	Materials	1.2%
Solutia, Inc.	Chemicals	Materials	1.2%
Parametric Technology Corp.	Software	Information Technology	1.1%
BE Aerospace, Inc.	Aerospace & Defense	Industrials	1.1%
National Penn Bancshares, Inc.	Commercial Banks	Financials	1.1%

Veracity Small Cap Value Fund
Schedule of Investments
February 28, 2010
COMMON STOCKS - 95.7%	Shares	Value
Consumer Discretionary - 12.8%
Ameristar Casinos, Inc.	52,720	$795,545
Brown Shoe Co., Inc.	96,206	1,330,529
Callaway Golf Co.	94,165	746,728
CEC Entertainment, Inc. (a)	37,744	1,322,927
Cinemark Holdings, Inc.	57,392	924,585
Cooper Tire & Rubber Co.	48,633	853,023
Cracker Barrel Old Country Store, Inc.	30,586	1,335,997
Dana Holding Corp. (a)	111,082	1,263,002
Entercom Communications Corp. (a)	93,994	955,919
Foot Locker, Inc.	93,782	1,216,352
Genesco, Inc. (a)	42,220	1,010,325
Isle of Capri Casinos, Inc. (a)	72,361	541,260
Jones Apparel Group, Inc.	61,103	1,030,197
Media General, Inc. - Class A (a)	35,509	290,464
Phillips-Van Heusen Corp.	25,272	1,099,837
RC2 Corp. (a)	54,102	763,379
Ryland Group, Inc. (The)	47,432	1,076,232
Stage Stores, Inc.	115,069	1,530,418
Tenneco, Inc. (a)	61,135	1,232,482
		19,319,201
Consumer Staples - 3.1%
American Italian Pasta Co. - Class A (a)	21,812	846,306
Lance, Inc.	32,641	707,983
Ruddick Corp.	54,196	1,587,943
TreeHouse Foods, Inc. (a)	35,179	1,513,752
		4,655,984
Energy - 6.7%
Berry Petroleum Co. - Class A	33,689	902,865
BPZ Resources, Inc. (a)	90,712	709,368
Carrizo Oil & Gas, Inc. (a)	36,885	882,658
Helix Energy Solutions Group, Inc. (a)	58,200	669,882
Hornbeck Offshore Services, Inc. (a)	34,667	654,513
Key Energy Services, Inc. (a)	192,217	1,949,080
Kodiak Oil & Gas Corp. (a)	323,715	773,679
Pioneer Drilling Co. (a)	110,547	789,306
T-3 Energy Services, Inc. (a)	34,242	812,905
Venoco, Inc. (a)	81,724	938,191
Willbros Group, Inc. (a)	69,017	1,042,157
		10,124,604
Financials - 27.6%
AmTrust Financial Services, Inc.	58,856	833,990
Associated Banc-Corp	98,907	1,276,889
Associated Estates Realty Corp. - REIT	74,253	919,252
Cardinal Financial Corp.	71,917	698,314
Cedar Shopping Centers, Inc. - REIT	106,890	704,405
Cogdell Spencer, Inc. - REIT	133,402	900,464
Colonial Properties Trust - REIT	74,380	876,940

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 95.7% (Continued)	Shares	Value
Financials - 27.6% (Continued)
Developers Diversified Realty Corp. - REIT	119,268	$1,265,433
Education Realty Trust, Inc. - REIT	177,000	964,650
First Financial Bancorp	98,553	1,829,144
FirstMerit Corp.	56,713	1,198,913
FPIC Insurance Group, Inc. (a)	23,014	848,526
Fulton Financial Corp.	97,325	936,266
Hancock Holding Co.	30,543	1,231,494
Hanover Insurance Group, Inc. (The)	38,598	1,626,906
Highwoods Properties, Inc. - REIT	45,450	1,320,323
Inland Real Estate Corp. - REIT	87,671	736,436
Investment Technology Group, Inc. (a)	32,299	549,729
KBW, Inc. (a)	28,575	678,942
Knight Capital Group, Inc. - Class A (a)	61,110	986,315
National Penn Bancshares, Inc.	236,130	1,626,936
National Retail Properties, Inc. - REIT	69,223	1,468,912
Pacific Continental Corp.	44,710	451,571
PacWest Bancorp	32,806	665,962
Post Properties, Inc. - REIT	57,046	1,097,565
Radian Group, Inc.	140,150	1,376,273
RLI Corp.	18,245	972,276
Seacoast Banking Corp. of Florida	212,320	329,096
Sunstone Hotel Investors, Inc. - REIT (a)	166,069	1,484,657
Susquehanna Bancshares, Inc.	94,214	786,687
Synovus Financial Corp.	219,742	626,265
Trustmark Corp.	56,344	1,284,643
U-Store-It Trust - REIT	160,590	1,045,441
Washington Real Estate Investment Trust - REIT	48,429	1,349,232
Western Alliance Bancorp (a)	249,125	1,434,960
Whitney Holding Corp.	155,300	1,995,605
World Acceptance Corp. (a)	55,517	2,320,055
Zions Bancorp.	53,334	988,812
		41,688,279
Health Care - 4.2%
AMERIGROUP Corp. (a)	11,767	309,237
Health Management Associates, Inc. - Class A (a)	160,942	1,173,267
King Pharmaceuticals, Inc. (a)	78,520	883,350
LifePoint Hospitals, Inc. (a)	46,734	1,425,387
Magellan Health Services, Inc. (a)	31,120	1,304,550
Odyssey HealthCare, Inc. (a)	23,820	417,565
Sun Healthcare Group, Inc. (a)	84,511	751,303
		6,264,659
Industrials - 13.0%
A.O. Smith Corp.	16,770	759,681
Actuant Corp. - Class A	57,689	1,044,748
Atlas Air Worldwide Holdings, Inc. (a)	20,208	910,977
Baldor Electric Co.	31,270	982,503
BE Aerospace, Inc. (a)	64,568	1,672,311
Consolidated Graphics, Inc. (a)	30,217	1,345,865
Continental Airlines, Inc. - Class B (a)	37,808	781,113

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 95.7% (Continued)	Shares	Value
Industrials - 13.0% (Continued)
Dycom Industries, Inc. (a)	96,291	$869,508
General Cable Corp. (a)	25,104	613,291
Genesee & Wyoming, Inc. - Class A (a)	30,255	963,622
Great Lakes Dredge & Dock Co.	196,855	891,753
Hexcel Corp. (a)	123,604	1,362,116
Ladish Co., Inc. (a)	28,260	475,333
Manitowoc Co., Inc. (The)	62,901	733,426
Mueller Water Products, Inc. - Class A	316,634	1,466,015
Old Dominion Freight Line, Inc. (a)	26,159	804,128
Robbins & Myers, Inc.	45,260	1,093,934
Standex International Corp.	29,950	745,755
Triumph Group, Inc.	23,070	1,207,484
Werner Enterprises, Inc.	42,658	951,700
		19,675,263
Information Technology - 14.4%
ADC Telecommunications, Inc. (a)	133,226	844,653
Atmel Corp. (a)	167,130	753,756
Aviat Networks, Inc. (a)	73,899	454,479
Benchmark Electronics, Inc. (a)	49,733	984,714
CommScope, Inc. (a)	36,230	923,503
Comtech Telecommuncations Corp. (a)	33,920	1,072,550
Diodes, Inc. (a)	66,474	1,303,555
Entegris, Inc. (a)	233,102	1,044,297
Fairchild Semiconductor International, Inc. (a)	175,670	1,812,915
Integrated Device Technology, Inc. (a)	222,971	1,219,651
JDA Software Group, Inc. (a)	40,525	1,146,858
Mentor Graphics Corp. (a)	171,737	1,428,852
MKS Instruments, Inc. (a)	55,362	998,177
Parametric Technology Corp. (a)	97,869	1,703,899
Photronics, Inc. (a)	218,850	962,940
Plexus Corp. (a)	43,927	1,515,042
Progress Software Corp. (a)	37,923	1,062,602
Sapient Corp.	135,820	1,225,096
Veeco Instruments, Inc. (a)	34,593	1,179,621
		21,637,160
Materials - 8.8%
AK Steel Holding Corp.	34,520	743,216
Carpenter Technology Corp.	25,575	763,925
Innophos Holdings, Inc.	60,870	1,413,401
Intrepid Potash, Inc. (a)	46,059	1,267,544
OMNOVA Solutions, Inc. (a)	120,690	738,623
Quaker Chemical Corp.	43,091	853,633
Rockwood Holdings, Inc. (a)	73,487	1,762,953
Schnitzer Steel Industries, Inc. - Class A	15,285	697,913
Silgan Holdings, Inc.	13,232	755,679
Solutia, Inc. (a)	123,571	1,738,644
Spartech Corp. (a)	62,627	638,169
Temple-Inland, Inc.	64,226	1,195,888

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Schedule of Investments (Continued)
COMMON STOCKS - 95.7% (Continued)	Shares	Value
Materials - 8.8% (Continued)
Worthington Industries, Inc.	47,733	$756,091
		13,325,679
Telecommunication Services - 0.8%
Cincinnati Bell, Inc. (a)	221,782	656,474
PAETEC Holding Corp. (a)	145,252	575,198
		1,231,672
Utilities - 4.3%
Cleco Corp.	50,172	1,266,341
IDACORP, Inc.	41,796	1,380,522
New Jersey Resources Corp.	35,833	1,305,038
PNM Resources, Inc.	124,403	1,520,205
Vectren Corp.	41,672	968,874
		6,440,980

Total Common Stocks (Cost $131,478,174)		$144,363,481

MONEY MARKET FUNDS - 3.8%	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00% (b) (Cost $5,711,029)	5,711,029	$5,711,029

Total Investments at Value - 99.5% (Cost $137,189,203)		$150,074,510

Other Assets in Excess of Liabilities - 0.5%		780,494

Net Assets - 100.0%		$150,855,004

REIT	- Real Estate Investment Trust.

(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2010.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Assets and Liabilities
February 28, 2010
ASSETS
Investments in securities:
At acquisition cost	$137,189,203
At value (Note 1)	$150,074,510
Receivable for investment securities sold	1,567,658
Receivable for capital shares sold	313,794
Dividends receivable	154,454
Other assets	8,661
TOTAL ASSETS	152,119,077

LIABILITIES
Payable for investment securities purchased	888,278
Payable for capital shares redeemed	216,379
Payable to Advisor (Note 3)	106,453
Payable to administrator (Note 3)	16,840
Accrued distribution and service plan fees (Note 3)	15,952
Other accrued expenses	20,171
TOTAL LIABILITIES	1,264,073

NET ASSETS	$150,855,004

Net assets consist of:
Paid-in capital	$174,661,267
Undistributed net investment income	33,652
Accumulated net realized losses from security transactions	(36,725,222)
Net unrealized appreciation on investments	12,885,307
NET ASSETS	$150,855,004

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$87,927,601
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	4,056,804
Net asset value and offering price per share (a) (Note 1)	$21.67

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$62,927,403
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,898,086
Net asset value and offering price per share (a) (Note 1)	$21.71

(a) Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statement of Operations
For the Year Ended February 28, 2010
INVESTMENT INCOME
Dividends	$1,872,780
Interest	12
TOTAL INVESTMENT INCOME	1,872,792

EXPENSES
Investment advisory fees (Note 3)	1,195,605
Distribution and service plan expense - Class R (Note 3)	183,314
Mutual fund services fees (Note 3)	179,386
Custodian and bank service fees	32,694
Registration fees - Common	21,958
Registration fees - Class R	3,866
Registration fees - Class I	2,660
Trustees' fees and expenses	25,151
Compliance service fees and expenses (Note 3)	24,546
Professional fees	22,065
Insurance expense	14,128
Postage and supplies	10,124
Other expenses	18,225
TOTAL EXPENSES	1,733,722
Fee reductions and expense reimbursements by the Advisor (Note 3):
Common	(49,910)
Class R	(3,527)
Class I	(2,660)
NET EXPENSES	1,677,625

NET INVESTMENT INCOME	195,167

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,481,403)
Net change in unrealized appreciation/depreciation on investments	62,585,798

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	60,104,395

NET INCREASE IN NET ASSETS FROM OPERATIONS	$60,299,562

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	February 28,	February 28,
	2010	2009
FROM OPERATIONS
Net investment income	$195,167	$946,087
Net realized losses from security transactions	(2,481,403)	(25,061,041)
Net change in unrealized appreciation/depreciation on investments	62,585,798	(30,107,115)
Net increase (decrease) in net assets from operations	60,299,562	(54,222,069)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class R	(24,103)	(492,197)
From net investment income, Class I	(137,412)	(453,890)
Return of capital, Class R	-	(13,579)
Return of capital, Class I	-	(12,523)
Decrease in net assets from distributions to shareholders	(161,515)	(972,189)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R
Proceeds from shares sold	17,963,487	17,232,862
Reinvestment of distributions to shareholders	24,101	505,751
Proceeds from redemption fees collected (Note 1)	2,133	1,331
Payments for shares redeemed	(16,362,664)	(25,452,196)
Net increase (decrease) in net assets from Class R capital share transactions	1,627,057	(7,712,252)

CLASS I
Proceeds from shares sold	20,121,062	12,477,731
Reinvestment of distributions to shareholders	110,398	318,040
Proceeds from redemption fees collected (Note 1)	23	-
Payments for shares redeemed	(7,229,483)	(15,988,361)
Net increase (decrease) in net assets from Class I capital share transactions	13,002,000	(3,192,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,767,104	(66,099,100)

NET ASSETS
Beginning of year	76,087,900	142,187,000
End of year	$150,855,004	$76,087,900

UNDISTRIBUTED NET INVESTMENT INCOME	$33,652	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R
Shares sold	1,002,449	973,001
Shares issued in reinvestment of distributions to shareholders	1,140	31,949
Shares redeemed	(904,518)	(1,431,782)
Net increase (decrease) in shares outstanding	99,071	(426,832)
Shares outstanding, beginning of year	3,957,733	4,384,565
Shares outstanding, end of year	4,056,804	3,957,733

CLASS I
Shares sold	1,037,119	711,479
Shares issued in reinvestment of distributions to shareholders	5,215	20,078
Shares redeemed	(391,589)	(890,624)
Net increase (decrease) in shares outstanding	650,745	(159,067)
Shares outstanding, beginning of year	2,247,341	2,406,408
Shares outstanding, end of year	2,898,086	2,247,341

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class R
Financial Highlights
Per share data for a share outstanding throughout each year:

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	February 28,		February 28,		February 29,		February 28,		February 28,
	2010		2009		2008		2007		2006

Net asset value at beginning of year	$12.26		$20.92		$26.79		$26.01		$22.99

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.13		0.03		0.03		(0.02)
Net realized and unrealized gains (losses) on investments	9.41		(8.66)		(4.05)		2.18		3.84
Total from investment operations	9.42		(8.53)		(4.02)		2.21		3.82

Less distributions:
From net investment income	(0.01)		(0.13)		(0.03)		(0.03)		-
From net realized gains on investments	-		-		(1.81)		(1.40)		(0.80)
Return of capital	-		(0.00)	(a)	(0.01)		-		-
Total distributions	(0.01)		(0.13)		(1.85)		(1.43)		(0.80)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net asset value at end of year	$21.67		$12.26		$20.92		$26.79		$26.01

Total return (b)	76.80%		(40.91% )		(15.81% )		8.46%		16.98%

Net assets at end of year (000's)	$87,928		$48,510		$91,731		$116,883		$44,708

Ratio of net expenses to average net assets	1.50%	(c)	1.50%	(c)	1.50%	(d)	1.50%	(c)	1.49%	(c)

Ratio of net investment income (loss) to average net assets	0.06%		0.70%		0.06%	(d)	0.08%		(0.13% )

Portfolio turnover rate	69%		86%		92%		106%		140%

(a) Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.54%, 1.56%, 1.56% and 1.82% for the years ended February 28, 2010, 2009, 2007 and 2006, respectively.

(d)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.07% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund - Class I
Financial Highlights
Per share data for a share outstanding throughout each period:

	Year		Year		Year		Year		Period
	Ended		Ended		Ended		Ended		Ended
	February 28,		February 28,		February 29,		February 28,		February 28,
	2010		2009		2008		2007		2006 (a)

Net asset value at beginning of period	$12.27		$20.97		$26.85		$26.04		$23.42

Income (loss) from investment operations:
Net investment income	0.05		0.18		0.07		0.08		0.02
Net realized and unrealized gains (losses) on investments	9.44		(8.69)		(4.03)		2.20		3.42
Total from investment operations	9.49		(8.51)		(3.96)		2.28		3.44

Less distributions:
From net investment income	(0.05)		(0.18)		(0.07)		(0.07)		(0.02)
From net realized gains on investments	-		-		(1.81)		(1.40)		(0.80)
Return of capital	-		(0.01)		(0.04)		-		-
Total distributions	(0.05)		(0.19)		(1.92)		(1.47)		(0.82)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	-		0.00	(b)	-		-

Net asset value at end of period	$21.71		$12.27		$20.97		$26.85		$26.04

Total return (c)	77.33%		(40.79% )		(15.57% )		8.72%		15.03%	(d)

Net assets at end of period (000's)	$62,927		$27,578		$50,456		$74,583		$29,328

Ratio of net expenses to average net assets	1.25%	(e)	1.24%	(e)	1.25%	(g)	1.25%	(e)	1.25%	(e)(f)

Ratio of net investment income to average net assets	0.31%		0.95%		0.31%	(g)	0.33%		0.12%	(f)

Portfolio turnover rate	69%		86%		92%		106%		140%

(a)	Represents the period from the commencement of operations (July 7, 2005) through February 28, 2006.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.29%, 1.30%, 1.31% and 1.58%(f) for the periods ended February 28, 2010, 2009, 2007 and 2006, respectively.

(f)	Annualized.

(g)
Absent the recoupment of previous fee reductions and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 0.32% for the year ended February 29, 2008.

See accompanying notes to financial statements.

Veracity Small Cap Value Fund
Notes to Financial Statements
February 28, 2010

1.	Organization and Significant Accounting Policies
The Veracity Small Cap Value Fund (the “Fund”) is a diversified series of Veracity Funds (the “Trust”), an open-end management investment company established under the laws of Delaware by the filing of a Certificate of Trust dated December 29, 2003.  The public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

The investment objective of the Fund is long-term capital growth.

The Fund’s two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to a distribution (12b-1) fee at the annual rate of 0.25% of the Fund’s average daily net assets allocable to Class R shares and require a $25,000 initial investment, whereas Class I shares are not subject to distribution fees and require a $250,000 initial investment.

Securities valuation – Common stocks, including REIT’s, that are traded on any stock exchange are generally valued at the last quoted sale price, and when the market is active, will be classified as Level 1 within the fair value hierarchy. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when Integrity Asset Management, LLC (the “Advisor”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.  Money Market Funds have been determined to be represented at  amortized cost which approximates fair value, absent unusual circumstances and will be classified as Level 2 of the hierarchy.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Fund’s investments by security type as of February 28, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$144,363,481	$-	$-	$144,363,481
Money Market Funds	-	5,711,029	-	5,711,029
Total	$144,363,481	$5,711,029	$-	$150,074,510

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by sector type.  There were no Level 3 securities or derivative instruments held in the Fund as of or during the year ended February 28, 2010.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding.  The offering price and redemption price per share is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of purchase.  During the years ended February 28, 2010 and February 28, 2009, proceeds from redemption fees totaled $2,133 and $1,331, respectively, for Class R shares and $23 and $0, respectively, for Class I shares.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

		Ordinary	Return of	Total
	Year Ended	Income	Capital	Distributions
Class R
	February 28, 2010	$24,103	$-	$24,103

	February 28, 2009	$492,197	$13,579	$505,776

Class I
	February 28, 2010	$137,412	$-	$137,412

	February 28, 2009	$453,890	$12,523	$466,413

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Repurchase agreements – The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.  Repurchase agreements may be deemed to be loans by the Fund.  The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.  If the seller defaults and the fair value of the collateral declines, then realization of the collateral by the Fund may be delayed or limited.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2010:

Cost of portfolio investments	$138,626,942

Gross unrealized appreciation	25,305,541
Gross unrealized depreciation	(13,857,973)

Net unrealized appreciation	$11,447,568
Undistributed ordinary income	33,652
Capital loss carryforwards	(35,287,483)

Accumulated deficit	$(23,806,263)

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to timing differences in the recognition of capital gains or losses under income tax regulations and GAAP.  These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of February 28, 2010, the Fund had capital loss carryforwards of $35,287,483, of which $19,242,509 expires February 28, 2017 and $16,044,974 expires February 28, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

As of and during the year ended February 28, 2010, the Fund did not have any liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year ended February 28, 2010, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended February 28, 2007 through February 28, 2010.

Contingencies and commitments – The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

2.	Investment Transactions
During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $88,166,788 and $78,578,519, respectively.

3.	Transactions with Affiliates
Certain Trustees and officers of the Trust are affiliated with the Advisor, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has agreed to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares.  This contractual obligation expires on June 30, 2011.  For the year ended February 28, 2010, the Advisor reduced its advisory fees by $49,910 and reimbursed $3,527 of Class R expenses and $2,660 of Class I expenses.  As of February 28, 2010, the amount of advisory fees payable to the Advisor is $106,453.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

The Advisor may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively.  As of February 28, 2010, the amount available for recovery by the Advisor is $123,250 and the Advisor may recover a portion of such amounts no later than the dates as stated below:

February 29, 2012	February 28, 2013
$67,153	$56,097

Trustees who are not affiliated with the Advisor receive compensation from the Fund.  Trustees who are affiliated with the Advisor receive no compensation from the Fund.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Fund.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum monthly fee of $6,500.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

SERVICE PLAN AND AGREEMENT
The Trust has adopted a Service Plan and Agreement for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Class R shares.  The Advisor, in turn, may pay such fees to third parties for eligible services provided by those parties to Class R shareholders.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement, UFD provides distribution services and serves as principal underwriter to the Fund.  For the year ended February 28, 2010, UFD received $6,000 for its services under the Distribution Agreement.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement, Drake Compliance, LLC (“Drake”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer as required by Rule 38a-1 under the Investment Company Act of 1940.  For these services, Drake receives $2,000 per month from the Fund.  In addition, the Fund reimburses certain out-of-pocket expenses incurred by Drake including, but not limited to, postage and supplies and travel expenses.

PRINCIPAL HOLDERS OF FUND SHARES
As of February 28, 2010, Wilmington Trust Retirement Company, P.O. Box 52129, Phoenix, AZ 85072-2129, owned of record 33% of the Fund’s outstanding Class R shares.

Veracity Small Cap Value Fund
Notes to Financial Statements (Continued)

4.	Subsequent Events
The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

5.	New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Veracity Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veracity Funds, comprising Veracity Small Cap Value Fund (the “Fund”) as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where the reply from the brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veracity Small Cap Value Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
April 27, 2010

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you may incur two types of costs:  (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2009) and held until the end of the period (February 28, 2010).

The tables that follow illustrate the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not impose any sales loads.  However, a redemption fee of 2% is applied on the sale of shares (sold within 30 days of the date of their purchase) and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Veracity Small Cap Value Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Class R
	Beginning Account Value Sept. 1, 2009	Ending Account Value Feb. 28, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,120.80	$7.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.36	$7.50
* Expenses are equal to Class R’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Class I
	Beginning Account Value Sept. 1, 2009	Ending Account Value Feb. 28, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,122.10	$6.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.60	$6.26
* Expenses are equal to Class I’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-866-896-9292.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Interested Trustees
Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
Matthew G. Bevin* 401 West Main Street, Suite 2100 Louisville, KY 40202 Age: 43	Trustee, President	Indefinite Since December 2003	Chief Executive Officer and Principal, Integrity Asset Management, LLC, investment Advisor to the Trust, since 2003. BA degree from Washington & Lee University (1989).	1	None
William H. McNett, III, CFA* 401 West Main Street, Suite 2100 Louisville, KY 40202 Age: 50	Trustee, Vice President	Indefinite Since March 2004	Senior Portfolio Manager, Integrity Asset Management, LLC, since June 2003. BA in accounting from Bloomsburg University, Bloomsburg, PA (1982). Chartered Financial Analyst.	1	None

* Mr. Bevin and Mr. McNett are considered “Interested” Trustees of the Trust because of their affiliation with the Advisor.

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Disinterested (Independent) Trustees
Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
David L. Eager 4404 Rivermist Way Louisville, KY 40222 Age: 67	Trustee	Indefinite Since March 2004	Partner with Eager, Davis & Holmes LLC, since January 2003. Partner with Parks & Eager Mountain Properties (home builders and developers). BA in economics from The Ohio State University (1964). MBA from Western Michigan University (1974).	1	The Caldwell & Orkin Funds, Inc. (registered management investment company)
Michael J. Minnaugh 10 South Riverside Plaza, Suite 1800 Chicago, IL 60606 Age: 50	Trustee	Indefinite Since March 2004	Chief Financial Officer for Corus Bankshares, Inc. (a bank holding company) since February 2010. From October 2008 to February 2010, Partner with Tatum LLC (executive services firm). From April 2007 to October 2008, Consultant with The Financial Group (insurance company). Formerly Treasurer of The Cleveland Clinic Foundation, a non-profit foundation, from October 2002 through January 2007. BS/BA degree from John Carroll University (1982). Certified Public Accountant, Ohio (1984) (inactive).	1	None
Darlene V. Pinnock 1145 17th Street NW Washington, DC 20036 Age: 49	Trustee	Indefinite Since March 2004	Director of Investments for the National Geographic Society, a non-profit science and educational organization, since November 1997. BS degree from Drexel University, Philadelphia, PA (1982). MBA from Howard University, Washington, DC (1991).	1	None

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Executive Officers
Name, Age & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 48	Treasurer, Chief Financial Officer	Since March 2004

Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

John F. Splain 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 53	Secretary	Since March 2004

Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

Daniel G. Bandi 401 West Main Street, Suite 2100 Louisville, KY 40202 Age: 45	Vice President	Since March 2004

Chief Investment Officer, Value Equities and Principal, Integrity Asset Management, LLC since June 2003.  BA Economics from University of Pittsburgh (1987).  MBA East Texas State University (1990).  Chartered Financial Analyst (1994).

Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 53	Vice President	Since March 2004

Managing Director, Ultimus Fund Solutions, LLC, Cincinnati, OH, transfer agent, fund accountant and administrator to the Trust; Managing Director, Ultimus Fund Distributors, LLC, principal underwriter to the Trust.

David D. Jones 395 Sawdust Road, Suite 2137 The Woodlands, TX 77380 Age: 52	Chief Compliance Officer	Since September 2004	Managing member of Drake Compliance, LLC (a compliance consulting firm) since January 2004. Attorney, David Jones & Associates, P.C. (a law firm) since January 1998.

Veracity Small Cap Value Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-866-896-9292.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended February 28, 2010.  Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate up to a maximum amount of $161,515 as taxed at a maximum rate of 15%.

Veracity Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on March 17, 2010, at which all of the Independent Trustees were present, with a majority of the Independent Trustees present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed:  (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Trustees reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

As part of their review on the financial condition of the Advisor, the Trustees reviewed the Advisor’s balance sheet as of December 31, 2009 and considered the financial condition of the Advisor.  The Trustees further considered the Advisor’s recent increase in assets under management, from a low of approximately $1.3 billion to the current $2.8 billion.  The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement and the Expense Recapture Agreement.

The Trustees reviewed an analysis showing the advisory fees paid to the Advisor during each of the past six fiscal years, both before and after fee reductions.  They noted that, based on the Fund’s current net assets, the Advisor is not collecting its full advisory fee due to its obligations under the Expense Recapture Agreement.  The Trustees considered the information provided by the Advisor that showed that the Advisor has reduced its advisory fees by approximately $41,560 during the fiscal year ended February 28, 2010.  It was also noted by the Trustees that, based upon current net assets, the Advisor is close to receiving its full advisory fee.

The Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual

Veracity Small Cap Value Fund
Approval of Investment Advisory Agreement (Unaudited) (Continued)

funds.  In their consideration of the Fund’s historical performance, the Trustees noted that the Fund has outperformed its primary benchmark, the Russell 2000 Value Index, for the one year and five year periods ended February 28, 2010.  The Trustees further noted that the Fund outperformed the average for funds categorized by Morningstar as small-cap value funds for the one year and five year periods ended February 28, 2010.  The Trustees also reviewed performance information on the Advisor’s non-fund clients and found that the Fund’s performance record appeared to be generally consistent with performance delivered by the Advisor for non-fund clients.

The Trustees reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” relationships.  The Trustees discussed the research received by the Advisor and the benefits derived by the Fund as a result of these soft dollar relationships.  They also reviewed the average commission rates paid by the Fund and discussed the percentage of Fund trades being directed for soft dollar credits.  The Trustees also found that the average commission rate paid by the Fund has continued to decline.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for all equity funds classified by Morningstar as small cap value funds.  The Trustees also reviewed the fees charged by the Advisor to its non-fund clients, finding that the Advisor generally charges a management fee for its small-cap value equity product equal to that of the Fund.  It was noted that the Advisor, on occasion, negotiates lower fees with non-fund clients depending on such factors as the size of the account and the level of reporting required by the client.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) although the Fund’s advisory fee is higher than the average of comparably managed funds, they believe that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds.  The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to  which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Trustees did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement.  The Independent Trustees also considered the “fallout benefits” to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.  Additionally, it was noted that the Advisor has, for much of the Fund’s existence, including during the most recently completed fiscal year, subsidized the Fund with fee reductions and/or expense reimbursements in order to ensure that the Fund’s total operating expenses remained competitive.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Michael J. Minnaugh.  Mr. Minnaugh is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $16,500 and $17,950 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,750 and $2,750 with respect to the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended February 28, 2010 and February 28, 2009, aggregate non-audit fees of $2,750 and $2,750, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2010 and February 28, 2009, aggregate non-audit fees of $17,000 and $26,400, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Veracity Funds

By (Signature and Title)*		/s/ Matthew G. Bevin
Matthew G. Bevin, President
Date	May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Matthew G. Bevin
Matthew G. Bevin, President
Date	May 4, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	May 4, 2010

* Print the name and title of each signing officer under his or her signature.